PROSPECTUS

U.S. Ultra Micro Cap

Class I

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

December 31, 2007

As amended February 29, 2008

TABLE OF CONTENTS

A look at goals, strategies, risks and historical performance.

U.S. ULTRA MICRO CAP	1

Policies and instructions for opening, maintaining, and redeeming shares from an account in the
Fund.

SIMPLIFIED ACCOUNT
INFORMATION

Opening an Account	3

Buying Shares	3

Exchanging Shares	4

Selling or Redeeming Shares	4

Signature Guarantees	5

YOUR ACCOUNT

Transaction Policies	6

Features and Account Policies	7

Further information that applies to the Fund.

ORGANIZATION AND
MANAGEMENT

Investment Adviser	9

Investment Adviser Compensation	9

Administrative and Shareholder Services	9

Multi Class Structure	9

Portfolio Trades	9

Portfolio Turnover	10

Portfolio Holdings	10

Portfolio Management	10

Investments Team	10

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION	11

FOR MORE INFORMATION	Back Cover

U.S. ULTRA MICRO CAP FUND

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in securities of companies with market capitalizations below the weighted median of the Russell Micro Cap Growth Index (as measured at the time of purchase). The bottom half of the Index was comprised of securities of issuers with market capitalizations of $386 million and less as of September 30, 2007. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities, even if the company is no longer "ultra micro cap."

In analyzing specific companies for possible investment, the Fund's Investment Adviser applies an actively-managed bottom-up investment approach that provides diversified exposure to the smallest U.S. micro cap growth stocks that it expects to exceed market expectations for earnings growth. The Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

PRINCIPAL INVESTMENTS

The Fund normally invests at least 80% of its net assets in common stocks of "ultra micro cap" U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in issuers with larger market capitalizations.

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

■  Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

■  Smaller Issuers—Investments in small-capitalization companies, such as those in which the Fund invests, entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

■  Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

■  Active Portfolio Trading—The Fund may engage in active trading of portfolio securities. A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

■  Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 12.

PAST PERFORMANCE

The Fund is a new fund and does not yet have a full calendar year of performance.

U.S. ULTRA MICRO CAP FUND

INVESTOR FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expenses are paid out of the Fund assets, so their effect is included in the share price. The Fund's Class I shares have no sales charge (load) or 12b-1 distribution fees.

Class I
Management fee	1.50%
Other expenses	.75%
Total Annual Fund Operating Expenses	2.25%

The Fund's "Other Expenses" are estimated amounts for the current fiscal year.

The Fund reduces expenses by a portion of the brokerage commissions paid by it and by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. If these expense reductions and fee offsets are taken into account, "Total Annual Fund Operating Expenses" for Class I shares would be 2.20%.

Other expenses reflect an administrative fee paid to the Investment Adviser of 0.73%; and 0.02% in trustees' and interest expense based on estimated amounts for the current fiscal year. See "Organization and Management—Administrative and Shareholder Services."

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are after waivers, if any, for the 1 year period and before waivers, if any, for the other periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3
Class I	$236	$745

The example above does not take into account any offset arrangements that the Fund will enter into with its brokers, custodians and third party service providers. If the offset credits described were applied to the above example, your cost for the 1 and 3 year periods would be as follows:

	Year 1	Year 3
Class II	$231	$728

SIMPLIFIED ACCOUNT INFORMATION

OPENING AN ACCOUNT
This is the minimum initial investment	Class I $250,000

Use this type of application	New Account Form or IRA Application

Before completing the application	The Fund offers a variety of features, which are described in the "Your Account" section of this prospectus. Please read this section before completing the application.

Completing the application	If you need assistance, contact your financial representative, or call us at (800) 551-8043.

If you are sending money by check	Mail application and check, payable to: Nicholas-Applegate Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301 c/o Nicholas-Applegate. The Trust will not accept third-party checks.

If you are sending money by bank wire or ACH	Please read the bank wire or ACH section under the "Buying Shares" section below. You will need to obtain an account number by sending a completed application to: Nicholas-Applegate Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301. To receive your account number, contact your financial representative or call us at (800) 551-8043.

BUYING SHARES
The price you will receive	The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

If you are sending money by bank wire	Instruct your bank to wire the amount you wish to invest to:
UMB Bank, N.A.
Kansas City, MO
ABA# 101000695
For credit to: Nicholas-Applegate Institutional Funds
Account# 9871062937
For further credit to:
Investor Account #
Name or Account Registration
SSN or TIN
Identify U.S. Ultra Micro Cap Fund

If you are sending money by ACH	Call your bank to ensure (1) that your bank supports ACH, and (2) this feature is active on your bank account. To establish this option, either complete the appropriate sections when opening an account, contact your financial representative, or call us at (800) 551-8043 for further information. To initiate an ACH purchase, call the Trust at (800) 551-8043.

Anti-Money Laundering Regulations	As part of the Fund's responsibility for the prevention of money laundering, the Fund may require a detailed verification of a shareholder's identity, any beneficial owner underlying the account and the source of the payment.

EXCHANGING SHARES
This is the minimum exchange amount to open a new account	Class I $250,000

The price you will receive	The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

Things you should know	The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from, make sure that you leave an amount equal to or greater than the Fund's minimum account size (see the "Opening an Account" section). To protect other investors, the Trust may limit the number of exchanges you can make.

How to request an exchange by phone	Contact your financial representative, or call us at (800) 551-8043. The Fund will accept a request by phone if this feature was previously established on your account. See the "Your Account" section for further information.

How to request an exchange by mail	Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account number you are exchanging from, the shares or dollar amount you wish to exchange, and the Fund you wish to exchange to. Mail this request to: Nicholas-Applegate Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301.

SELLING OR REDEEMING SHARES
	In Writing	By Phone
Things you should know	Certain requests may require a signature guarantee. See the next section for further information. You may sell up to the full account value.	Selling shares by phone is a service option which must be established on your account prior to making a request. See the "Your Account" section, or contact your financial representative, or call the Trust at (800) 551-8043 for further information. The maximum amount which may be requested by phone, regardless of account size, is $50,000. Amounts greater than that must be requested in writing. If you wish to receive your monies by bank wire, the minimum request is $5,000.

If you purchased shares through a financial representative or plan administrator/sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.

SELLING OR REDEEMING SHARES
	In Writing	By Phone
The price you will receive	The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

If you want to receive your monies by bank wire	Please put your request in writing, including: the name of the account owners, account number and Fund you are redeeming from, and the share or dollar amount you wish to sell, signed by all account owners. Mail this request to:
Nicholas-Applegate Institutional Funds,
PO Box 480, Milwaukee, WI 53201-0480.
Express mail to: UMBFS,
803 West Michigan Street,
Milwaukee, WI 53233-2301.
	The proceeds will be sent to the existing bank wire address listed on the account.	Contact your financial representative, or call us at (800) 551-8043. The proceeds will be sent to the existing bank wire address listed on the account.

If you want to receive your monies by ACH	Please call us at (800) 551-8043.	Contact your financial representative, or call us at (800) 551-8043. The proceeds will be sent in accordance with the existing ACH instructions on the account and will generally be received at your bank two business days after your request is received in good order.

Redemption in Kind	The Fund intends to pay in cash for all shares redeemed, but the Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When the Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

SIGNATURE GUARANTEES
A definition	A signature guarantee from a financial institution is required to verify the authenticity of an individual's signature. Signature guarantees must be issued by a participant in a medallion program endorsed by the Securities Transfer Association. Approved programs currently include STAMP, SEMP and MSP.

When you need one	A signature guarantee is needed when making a written request for the following reasons:
1. When selling more than $50,000 worth of shares;
2. When you want a check or bank wire sent to a name or address that is not currently listed on the account;
3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

Purchase of Shares. Shares are offered at net asset value without a sales charge. The minimum initial investments for opening an individual account is $250,000.

Certain omnibus accounts may not combine the assets of the underlying investor in order to satisfy the investment minimum. In addition, the Investment Adviser may take into account the aggregate assets that the shareholder has under management with the Investment Adviser. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of Nicholas-Applegate Institutional Funds (the "Trust"), the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. Eligibility for different classes of the Fund depends upon the shareholder meeting either (i) the investment minimums set forth above, (ii) the total market value of all the shareholder's assets managed by the Investment Adviser and its affiliates or (iii) what the Investment Adviser and shareholder may negotiate at arm's length. The Fund may only accept orders for shares in states where it is legally able to offer shares.

The Fund may discontinue sales of its shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund's shares are discontinued, it is expected that existing shareholders invested in the Fund would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains and distributions, absent highly unusual circumstances.

Anti-Money Laundering Program. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

Pricing of Shares. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Fund's net assets by the number of its shares outstanding.

NAV is based on the market value of the securities in the Fund's portfolio, equity holdings are valued on the basis of market quotations or official closing prices. If market quotations, official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will value the security at fair value in accordance with procedures approved by the Fund's Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Buy and Sell Prices. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

Execution of Requests. The Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Fund. The Fund reserves the right to refuse any purchase order.

The Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Fund reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities laws.

Purchase of Shares Just Before Record Date. If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

Exchanges. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class only if you are eligible to purchase shares of such class.

Market Timing. The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Fund, the Investment Adviser monitors trading activity and the Trust will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Redemptions In Kind. When the Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Fund will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, the Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Certificated Shares. Shares of the Fund are electronically recorded. The Fund does not normally issue certificated shares.

Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

Retirement Plans. You may invest in the Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

Account Statements. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

Electronic Delivery. The Fund can deliver prospectuses, account statements, transaction confirmations, and fund financial reports electronically. If you are a registered

YOUR ACCOUNT

user of NACM.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and the Fund will begin to send paper copies of these documents within 30 days of receiving your notice.

Semi-Annual Reports and Prospectuses. The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor(see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

Dividends. The Fund generally distribute most or all of its net earnings in the form of dividends. The Fund pays dividends of net investment income annually.

Any net capital gains are distributed annually. Annual dividends and net capital gains are normally distributed in the last calendar quarter.

Dividend Reinvestments. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

Taxability of Dividends. Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from the Fund's long-term capital gains, determined by the length of time the Fund held an asset, rather than the length of time you held the Fund, are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

Small Accounts. If you draw down a non-retirement account so that its total value is less than the minimum investment, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance. See "Automatic Share Conversion" below.

Automatic Investment Plan. You may make regular monthly or quarterly investments in the Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Fund at 1-800-551-8043.

Automatic Share Conversion. The account of any shareholder in any class shall be automatically converted into the shares of a class of the Fund with a higher shareholder account minimum if the shares in such account have a value equal to or higher than such minimum as of the end of each calendar quarter. The account of any shareholder in any class shall be automatically converted into the shares of a class with lower shareholder account minimum if, by reason of the redemption of shares, the value of the shares in such account is less than the shareholder account minimum for the account's class as determined at the end of each calendar quarter. All conversions pursuant to this paragraph shall be made at the respective net asset values determined as of the end of the day in which the account is converted.

The automatic conversion does not apply to omnibus accounts maintained by intermediaries (e.g. sub transfer agents, record keepers, etc.) that have revenue sharing arrangements with the Distributor or the Investment Adviser.

Cross-Reinvestment. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund,subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Fund are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the Fund's annual report to shareholders dated March 31 of each year.

Founded in 1984, the Investment Adviser currently manages approximately $15 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

The Fund pays the Investment Adviser a monthly fee pursuant to an investment advisory agreement. The Fund pays an advisory fee monthly at the annual rate of 1.50% of its average net assets.

ADMINISTRATIVE AND SHAREHOLDER
SERVICES

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class I shareholders of the Fund pay an administrative fee to the Investment Adviser computed as a percentage of the Fund's assets attributable in the aggregate to Class I shares. The Investment Adviser, in turn, provides or procures administrative services for Class I shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

Class I shareholders of the Fund pay the Investment Adviser monthly administrative fees at the annual rate of 0.72% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class I shares).

Nicholas-Applegate Securities ("Distributor") and its affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Investment Adviser, the Distributor and their affiliates and may be in an addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The Distributor currently maintains a relationship with its affiliate Allianz Global Investors Distributors LLC. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Investment Adviser and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

MULTI CLASS STRUCTURE

The sole economic difference among the various classes of shares is the level of the administrative fee that the classes bear for the client and shareholder service, administrative services, reporting and other support, reflecting the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the administrative fee paid to the Investment Adviser is lower for classes where the eligibility criteria require greater total assets under the Investment Adviser's management.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

ORGANIZATION AND MANAGEMENT

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades the Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 200% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a lead portfolio manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of the Fund's portfolio is performed John C. McCraw and Robert S. Marren, each of whom is jointly and primarily responsible for the management of the Fund's portfolio. The Statement of Additional Information provides additional information about Mr. Valeiras', Mr. McCraw's and Mr. Marren's compensation, other accounts managed by them and their ownership of securities of the Fund. Information regarding the portfolio management team is listed below.

Horacio A. Valeiras, CFA (since Inception)

Managing Director and Chief Investment Officer

Responsible for overseeing all investment and trading functions of the Investment Adviser. Mr. Valeiras has managed the Fund since inception

Joined firm in August 2002, previously Managing Director at Morgan Stanley Investment management (1997-2002); 15 years prior experience with Morgan Stanley Investment Management; Miller, Anderson & Sherrerd; and Credit Suisse First Boston

M.B.A.—University of California, Berkeley
S.M.—Massachusetts Institute of Technology
B.S.—Virginia Tech

John C. McCraw (since Inception)

Portfolio Manager

Joined firm in 1992; 2 years prior investment experience with Citizens and Southern National Bank.

M.B.A.—University of California, Irvine;
B.A.—Flagler College

Robert S. Marren (since Inception)

Portfolio Manager

Joined firm in 2007; previously Portfolio Manager at Duncan-Hurst Capital Management (1998-2007); 17 years prior experience with Duncan-Hurst Capital Management; Hughes Aircraft Company; Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and VLSI Technology, Inc.

M.B.A.—Duke University, Fuqua School of Business; B.A.—University of California, San Diego

INVESTMENTS TEAM

The portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to Mr. Valeiras, Mr. McCraw and Mr. Marren, is also comprised of the portfolio managers of other Nicholas-Applegate strategies, research analysts and other investment professionals. Team members provide research reports and make securities recommendations with respect to the Fund's portfolio; however Mr. McCraw, and Mr. Marren only are responsible for day-to-day management of the Fund. Blake Burdine will devote a substantial amount of his efforts to ultra micro cap research.

Blake H. Burdine

Investment Analyst

Joined firm in 2007, previously Portfolio Manager/Research Analyst at Duncan Hurst Capital Management (2003-2007); 15 years prior experience with Duncan-Hurst Capital Management; CapitalWorks Investment Partners; USAA Investment Management; Credit Suisse First Boston; Jefferies & Company; and Howard Weil, Labouisse, Friedrichs

M.B.A.—The University of Texas, McCombs School of Business; B.A.—The University of Texas

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUND

The Fund's goal and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, the Fund's investment policy may be changed without shareholder approval. The Fund will provide shareholders with at least 60 days prior notice of any change in the Fund's investment policy. There can, of course, be no assurance that any Fund will achieve its investment goal.

The Fund may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

TEMPORARY INVESTMENTS AND RISKS

The Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISK

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned on U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Investment Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Investment Adviser.

NON PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

The Fund may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to the Fund's index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

Futures Contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes.

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional
Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

By telephone
Call 1-800-551-8043

By mail Write to:
Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3200
San Diego, CA 92101

By E-mail Send your request to www.nacm.com

On the internet Text versions of the Fund's documents can be viewed online or downloaded from the EDGAR Data Base on the SEC's Internet site at:
  SEC
  http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090) or sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at www.publicinfo@sec.gov

600 West Broadway
San Diego, CA 92101
800-551-8043
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds
SEC file number: 811-07384

MFIUMC I 108